UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 23, 2008

Energy XXI (Bermuda) Limited

(Exact name of registrant as specified in its charter)

000-52281
(Commission File Number)

Bermuda	98-0499286
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Canon’s Court, 22 Victoria Street, PO Box HM 1179, Hamilton HM EX, Bermuda	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 441-295-2244

Check the appropriate below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 Other Events

On June 23, 2008, Energy XXI (Bermuda) Limited (the “Company”) issued a press release announcing the results of its previously announced offer to exchange its common shares for any and all of its outstanding warrants to purchase common shares (“Exchange Offer”).

A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits

Exhibit:

99.1 Press Release issued by the Company dated June 23, 2008 announcing results of the Exchange Offer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY XXI (BERMUDA) LIMITED
(Registrant)

Date: June 23, 2008	By:	/s/ David West Griffin
David West Griffin
Chief Financial Officer

ENERGY XXI (BERMUDA) LIMITED

EXHIBIT INDEX

Form 8-K

Exhibit Number	Description
99.1	Press Release issued by the Company dated June 23, 2008 announcing results of the Exchange Offer.